UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2021

XILINX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive,
San Jose,
California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

 (Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	XLNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As previously announced, on October 26, 2020, Xilinx, Inc. (“Xilinx”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Xilinx, Advanced Micro Devices, Inc. (“AMD”) and Thrones Merger Sub, Inc., a wholly owned subsidiary of AMD (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Xilinx (the “Merger”), with Xilinx surviving such Merger as a wholly owned subsidiary of AMD.

On March 8, 2021, Xilinx issued a joint press release with AMD announcing the details for each of the special meetings of shareholders relating to the Merger. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information about the Merger and Where to Find It

In connection with the proposed transaction, AMD has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (file No. 333-251119) that includes a joint proxy statement of Xilinx and AMD and that also constitutes a prospectus with respect to shares of AMD’s common stock to be issued in the proposed transaction (“Joint Proxy Statement/Prospectus”). Each of Xilinx and AMD may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Xilinx or AMD may file with the SEC. INVESTORS, XILINX STOCKHOLDERS AND AMD STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors, Xilinx stockholders and AMD stockholders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents containing important information about Xilinx, AMD and the proposed transaction that are or will be filed with the SEC by Xilinx or AMD through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by AMD will also be available free of charge on AMD’s website at ir.AMD.com or by contacting AMD’s Corporate Secretary by email at Corporate.Secretary@AMD.com. Copies of the documents filed with the SEC by Xilinx will also be available free of charge or by contacting Xilinx’s investor relations department at the following:

Xilinx, Inc.

2100 Logic Drive

San Jose, California 95124

Attention: Investor Relations

(408) 559-7778

ir@xilinx.com

www.investor.xilinx.com

Participants in the Solicitation

Xilinx or AMD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Xilinx’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in Xilinx’s proxy statement for its 2020 annual meeting of stockholders which was filed with the SEC on June 19, 2020. Information regarding AMD’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus. Additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Xilinx and AMD directors and executive officers in the transaction, which may be different than those of Xilinx and AMD stockholders generally, is contained in the Joint Proxy Statement/Prospectus and any other relevant documents that are or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Xilinx’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Xilinx and AMD, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Xilinx’s and AMD’s businesses and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Xilinx and AMD; (iii) the impact of the COVID-19 pandemic on Xilinx’s business and general economic conditions; (iv) Xilinx’s ability to implement its business strategy; (v) pricing trends, including Xilinx’s and AMD’s ability to achieve economies of scale; (vi) potential litigation relating to the proposed transaction that could be instituted against Xilinx, AMD or their respective directors; (vii) the risk that disruptions from the proposed transaction will harm Xilinx’s or AMD’s business, including current plans and operations; (viii) the ability of Xilinx or AMD to retain and hire key personnel; (ix) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (x) uncertainty as to the long-term value of AMD common stock; (xi) legislative, regulatory and economic developments affecting Xilinx’s and AMD’s businesses; (xii) general economic and market developments and conditions; (xiii) the evolving legal, regulatory and tax regimes under which Xilinx and AMD operate; (xiv) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Xilinx’s and/or AMD’s financial performance; (xv) restrictions during the pendency of the proposed transaction that may impact Xilinx’s or AMD’s ability to pursue certain business opportunities or strategic transactions; (xvi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Xilinx’s and AMD’s response to any of the aforementioned factors; (xvii) geopolitical conditions, including trade and national security policies and export controls and executive orders relating thereto; (xviii) Xilinx’s ability to provide a safe working environment for members during the COVID-19 pandemic; and (xix) failure to receive the approval of the stockholders of AMD and/or Xilinx. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Joint Proxy Statement/Prospectus. While the list of factors presented here and the list of factors presented in the Joint Proxy Statement/Prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Xilinx’s or AMD’s consolidated financial condition, results of operations, or liquidity. Neither Xilinx nor AMD assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
99.1	Joint Press Release of Xilinx, Inc. and Advanced Micro Devices, Inc., dated March 8, 2021
104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: March 8, 2021	By:	/s/ Catia Hagopian
Catia Hagopian
Senior Vice President, General Counsel and Secretary

Exhibit 99.1

NEWS RELEASE

AMD Investor Contact:

Laura Graves

408-749-5467

laura.graves@amd.com

AMD Media Contact:

Drew Prairie

512-602-4425

drew.prairie@amd.com

Xilinx Investor Contact:

Suresh Bhaskaran

408-879-4784

ir@xilinx.com

Xilinx Media Contact:

Tara Sims

415-713-6986

taras@xilinx.com

AMD and Xilinx Special Meetings of Stockholders to be Held on April 7, 2021

― Recommend Stockholders Vote “For” the Acquisition

and Other Proposals Set Forth in the Definitive Proxy Statement ―

SILICON VALLEY, Calif. ― Mar. 8, 2021 ― AMD (NASDAQ:AMD) and Xilinx (NASDAQ:XLNX) announced today they have set a date for the Special Meetings of Stockholders to vote on the proposed acquisition of Xilinx by AMD. AMD and Xilinx stockholders of record as of the close of business on Feb. 10, 2021 will be entitled to vote at their respective Special Meetings, both of which will be held virtually on Wednesday, Apr. 7, 2021 at 9:30 a.m. Pacific Time.

AMD and Xilinx filed a definitive joint proxy statement and prospectus with the U.S. Securities and Exchange Commission in connection with the proposed transaction. The AMD and Xilinx Boards of Directors each unanimously recommends that respective stockholders vote “FOR” the proposed acquisition and other proposals set forth in the definitive joint proxy statement and prospectus, which is being distributed to all AMD and Xilinx stockholders entitled to vote.

The acquisition will bring together two industry leaders with complementary product portfolios and customers, combining CPUs, GPUs, FPGAs, Adaptive SoCs and deep software expertise to enable leadership in computing platforms for cloud, edge and end devices. Together, the combined company will capitalize on opportunities spanning some of the industry’s most important growth segments, including data centers, gaming, PCs, communications, automotive, industrial, aerospace and defense.

AMD stockholders who need assistance completing the proxy card, need additional copies of the proxy materials, or have questions regarding the AMD Special Meeting may contact AMD’s proxy solicitors:

MacKenzie Partners, Inc.
(800) 322-2885 or (212) 929-5500

Xilinx stockholders who need assistance completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Xilinx Special Meeting may contact Xilinx’s proxy solicitors:

Innisfree M&A Incorporated
(877) 717-3923 or (212) 750-5833

About AMD

For more than 50 years, AMD has driven innovation in high-performance computing, graphics and visualization technologies – the building blocks for gaming, immersive platforms and the data center. Hundreds of millions of consumers, leading Fortune 500 businesses and cutting-edge scientific research facilities around the world rely on AMD technology daily to improve how they live, work and play. AMD employees around the world are focused on building great products that push the boundaries of what is possible. For more information about how AMD is enabling today and inspiring tomorrow, visit the AMD (NASDAQ: AMD) website, blog, Facebook and Twitter pages.

About Xilinx

Xilinx, Inc. develops highly flexible and adaptive computing platforms that enable rapid innovation across a variety of technologies - from the cloud, to the edge, to the endpoint. Xilinx is the inventor of the FPGA and Adaptive SoCs (including our Adaptive Compute Acceleration Platform, or ACAP), designed to deliver the most dynamic computing technology in the industry. We collaborate with our customers to create scalable, differentiated and intelligent solutions that enable the adaptable, intelligent and connected world of the future. For more information, visit xilinx.com.

Cautionary Statement

The statements in this communication include forward-looking statements concerning AMD, Xilinx, the proposed transaction and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this communication relate to, among other things, obtaining applicable regulatory and stockholder approvals of, or satisfying the other closing conditions to, the proposed transaction, the expected tax treatment of the transaction, the expected timing of the transaction, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; litigation associated with the transaction; the potential impact of the consummation of the transaction on AMD’s, Xilinx’s or the combined company’s relationships with suppliers, customers, employers and regulators; and demand for the combined company’s products. A more fulsome discussion of the risks related to the proposed transaction is included in the joint proxy statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in (i) AMD’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020 and AMD’s other filings with the SEC and (ii) Xilinx’s Annual Report on Form 10-K for the fiscal year ended March 28, 2020, Xilinx’s subsequent Quarterly Reports on Form 10-Q and Xilinx’s other filings with the SEC. While the lists of factors presented here and in the joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Many of these risks and uncertainties may be exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Neither AMD nor Xilinx assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, AMD has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of AMD and Xilinx and that also constitutes a prospectus with respect to shares of AMD’s common stock to be issued in the proposed transaction (the “joint proxy statement/prospectus”). Each of AMD and Xilinx may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the joint proxy statement/prospectus or any other document that AMD or Xilinx may file with the SEC. The joint proxy statement/prospectus will be distributed to stockholders of AMD and Xilinx. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the joint proxy statement/prospectus and other documents containing important information about AMD, Xilinx and the proposed transaction through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by AMD will be available free of charge on AMD’s website at ir.AMD.com or by contacting AMD’s Corporate Secretary by email at Corporate.Secretary@AMD.com. Copies of the documents filed with the SEC by Xilinx will be available free of charge on Xilinx’s website at investor.Xilinx.com or by contacting Xilinx’s Investor Relations department by email at ir@xilinx.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

AMD, Xilinx and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of AMD and Xilinx, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above.